LADENBURG THALMANN

ESTABLISHED 1876

Ladenburg Thalmann Financial Services Inc.
(NYSE American: LTS; LTS PrA; LTSL; LTSF)

INVESTOR PRESENTATION | AUGUST 2018

Notice to Investors: Safe Harbor Statement

This presentation includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth, growth of our independent brokerage and advisory business, growth of our investment banking business, growth of our insurance brokerage business, future levels of recurring revenue, FDIC cash sweep revenue and advisory assets, future synergies, changes in interest rates, recruitment of financial advisors, future margins and future investments, as well as any other statements that are not related to present facts or current conditions or that are not purely historical. These forward-looking statements are based on the Company's historical performance and its plans, estimates, and expectations as of August 6, 2018 and are subject to uncertainty and changes in circumstances. The words "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "thinks," "estimates," "seeks," "predicts," "could," "projects," "potential," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are not guarantees that the future results, plans, intentions, or expectations expressed or implied by the Company will be achieved. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, including the SEC's proposed rules and interpretations concerning the standards of conduct for broker dealers and investment advisers when dealing with retail investors, future cash flows, a change in the Company's dividend policy by the Company's Board of Directors (which has the ability in its sole discretion to increase, decrease or eliminate entirely the Company's dividend at any time) and other risks and uncertainties affecting the operation of the Company's business. These risks, uncertainties and contingencies include those set forth in Part I, "Item 1A. Risk Factors" in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2017 and subsequent quarterly reports on Form 10-Q and other factors detailed from time to time in its other filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that the Company's quarterly revenue and profits can fluctuate materially depending on many factors, including, but not limited to, the number, size and timing of completed offerings and other transactions. Accordingly, the Company's revenue and profits in any particular quarter may not be indicative of future results. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required by law, and you should not rely on statements contained herein as representing the Company's views as of any date subsequent to August 6, 2018.

THIS PRESENTATION PRESENTS FINANCIAL DATA (INCLUDING YTD 2018 DATA) AS OF JUNE 30, 2018, UNLESS OTHERWISE INDICATED.

Notice to Investors: Non-GAAP Financial Measures

LADENBURG THALMANN ESTABLISHED 1876

Earnings before interest, taxes, depreciation and amortization, or EBITDA, as adjusted for acquisition-related expense, amortization of retention and forgivable loans, amortization of contract acquisition costs, change in fair value of contingent consideration related to acquisitions, loss on extinguishment of debt, non-cash compensation expense, financial advisor recruiting expense and other expense, which includes loss on write-off of receivable from subtenant, excise and franchise tax expense, severance costs and compensation expense that may be paid in stock, is a key metric the Company uses in evaluating its financial performance.

EBITDA, as adjusted, is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. The Company considers EBITDA, as adjusted, important in evaluating its financial performance on a consistent basis across various periods. Due to the significance of non-cash and non-recurring items, EBITDA, as adjusted, enables the Company's Board of Directors and management to monitor and evaluate the business on a consistent basis.

The Company uses EBITDA, as adjusted, as a primary measure, among others, to analyze and evaluate financial and strategic planning decisions regarding future operating investments and potential acquisitions. The Company believes that EBITDA, as adjusted, eliminates items that are not indicative of its core operating performance, such as amortization of retention and forgivable loans, amortization of contract acquisition costs and financial advisor recruiting expenses, or do not involve a cash outlay, such as stock-related compensation, which is expected to remain a key element in our long-term incentive compensation program. EBITDA, as adjusted, should be considered in addition to, rather than as a substitute for, our GAAP results, such as income (loss) before income taxes, net income (loss) and cash flows provided by (used in) operating activities. ***See the Appendix to this presentation on pages 52-53 for a reconciliation of net income (loss) attributable to the Company to EBITDA, as adjusted.***

THIS PRESENTATION PRESENTS FINANCIAL DATA (INCLUDING YTD 2018 DATA) AS OF JUNE 30, 2018, UNLESS OTHERWISE INDICATED.

Ladenburg Thalmann Financial Services Inc.

LADENBURG THALMANN ESTABLISHED 1876

Company Metrics

TICKERS	LTS / LTS.PrA
SHARES OUTSTANDING(1)	201.1 million
MARKET CAPITALIZATION(2)	$667.5 million
TOTAL REVENUE(3)	$1.4 billion
TOTAL CLIENT ASSETS(3)	$168.0 billion
TOTAL CLIENT ADVISORY ASSETS(3)	$75.2 billion
DIVIDEND YIELD(4)	1.2%
CORPORATE HEADQUARTERS	Miami, FL

Leadership and Executive Management Team

CHAIRMAN(5)	Dr. Phillip Frost
CEO & PRESIDENT	Richard Lampen
EVP	Mark Zeitchick
EVP & COO	Adam Malamed
SVP & CFO	Brett Kaufman
HEAD OF CORPORATE DEVELOPMENT	George Oka

Ladenburg Thalmann Financial Services Inc. is a member of the Russell 3000 Index and Ladenburg Thalmann & Co. Inc. is a NYSE member firm since 1879.

(1) Common shares outstanding as of August 3, 2018.
(2) Market capitalization based on common shares outstanding as of August 3, 2018 and the closing share price as of August 6, 2018.
(3) As of or for the last twelve months ended June 30, 2018.
(4) Declared quarterly cash dividend of $0.01 per share of common stock, payable on June 28, 2018 to shareholders of record as of the close of business on June 15, 2018. Dividend yield based on closing share price as of August 6, 2018.
(5) Dr. Phillip Frost and affiliates beneficially owned approximately 37% of Ladenburg Thalmann Financial Services Inc.'s outstanding common stock as of August 3, 2018.

Executive Summary

LADENBURG THALMANN ESTABLISHED 1876

Company Overview

- **Ladenburg Thalmann Financial Services Inc. (NYSE American: LTS) is a Diversified Financial Services Company**
  - Operating segments: (1) Independent advisory & brokerage services, (2) Investment banking, capital markets and asset management and (3) Insurance brokerage
  - Core independent advisory and brokerage services ("IAB") business represents 86% of total revenues(1)

Background

Established Scale & Invested in Development

- **Since 2011, Prioritized Aggressive Core Growth Strategy to Become a Leading IAB Acquirer With Significant Scale**
  - Significant recruiting and acquisition success in high-growth and attractive IAB industry
  - Top-ten 2017 IAB industry rankings in client assets, revenues and financial advisors(2)
  - Total client assets CAGR of 32.9% and total IAB revenues CAGR of 31.7%(3)
- **Invested Substantial Capital and Resources Developing Next Stage Initiatives to Generate Incremental Growth**

Opportunity

Capitalize on Scale & Execute New Initiatives

+ **Optimally Positioned to Benefit From Both Significant Short and Long-Term Upside**
  + **Continue IAB Core Growth Leveraging Significant Scale**
  + **Capture Significant Cash Sweep Revenue Upside**
  + **Capitalize on Consolidation Opportunities Driven by Industry Disruption**
  + **Augment Multiple Revenue Streams Via Synergistic Growth Strategy**
  + **Expand Operating Leverage Through Defined Margin Improvement Initiatives**
  + **Enhance Productivity Through Practice Management Program and Unified Technology Platform**

(1) For the last twelve months ended June 30, 2018.
(2) Please see page 17 of this presentation for detailed information.
(3) Compound annual growth rates calculated from June 30, 2011 to June 30, 2018.

Significant Growth Since Launching Core Growth Strategy

LADENBURG THALMANN ESTABLISHED 1876

Core Growth Strategy Launched by Acquiring Securities America ("SAI") in 2011[1]

	Pre-SAI Acquisition June 2011[1][2]	Current June 2018[2]	Compound Annual Growth Rate[1][2]
Financial and Operating Metrics[2]			
Total LTM Revenue ($mm)	$220	$1,353	+ 30%
Total LTM EBITDA, as Adjusted ($mm)[3]	$8	$81	+ 39%
IAB LTM Revenue ($mm)	$170	$1,169	+ 32%
IAB LTM EBITDA, as Adjusted ($mm)[3]	$7	$80	+ 42%
Recurring Revenue % of IAB Revenue	47%	79%	
Financial Advisors	~1,000	~4,300	+ 23%
Client Assets ($bn)	$23	$168	+ 33%
Advisory Assets ($bn)	$4	$75	+ 50%
FDIC Client Cash Balance ($bn)[4]	$ -	$4	
Stock and Market Performance[5]			
Market Capitalization ($mm)	$251	$667	+ 15%
S&P 500 Index	1,321	2,850	+ 11%
Dividend Yield	NA	1.2%	

Significant Runway Remains Ahead with Continued Core Growth, Rising Cash Sweep Revenue and New Initiatives

(1) On August 17, 2011, Ladenburg Thalmann Financial Services Inc. announced its acquisition of Securities America Financial Corporation and its subsidiaries.
(2) Data as of June 30, 2011 and June 30, 2018. Compound annual growth rates calculated from June 30, 2011 to June 30, 2018.
(3) Please see the description of EBITDA, as adjusted, on page 2 and the Appendix of this presentation for a reconciliation of net income (loss) attributable to the Company to EBITDA, as adjusted.
(4) Ladenburg initiated FDIC cash sweep program in 2015.
(5) Current market capitalization, S&P 500 Index, dividend yield as of Aug 6, 2018. Compound annual growth rates under stock and market performance calculated from June 30, 2011 to Aug 6, 2018.

Positioned for Transformational Growth Opportunity

LADENBURG THALMANN

➢ **Ladenburg Is Entering its Next Stage of Evolutionary Growth**

- Enterprise-wide focus on leveraging significant scale and executing newly-deployed synergistic initiatives
- FDIC cash sweep revenue is currently growing significantly and is projected to continue over the foreseeable future
- Key initiatives are in early stages and are expected to meaningfully increase pre-tax earnings in the middle- to long-term

Ladenburg's Diversified Model Positioned for Significant Opportunity to Drive Shareholder Value (1)



$81.4M
FY2018 FDIC Cash Sweep Revenue projected at $50M+ (vs. $37M in LTM 6/30/18)
Track record of annual advisor growth since 2011; Capitalize on industry-driven consolidation opportunities
Newly established Insurance Platform producing positive early results, expected to generate meaningful long-term returns
LTCO, LTAM and Premier Trust continue growth leveraging IAB network
Enhanced focus on implementing Shared Services Initiative; Cost savings expected in 2018
Opportunity for Potential Significant Short and Long-Term Upside
LTM 6/30/18 EBITDA, As Adjusted (2)
Cash Sweep Revenue
Recruiting Successes
Synergistic Growth Strategy
Margin Improvement
Potential EBITDA, As Adjusted (1)

(1) Representation of potential EBITDA, as adjusted, for illustrative purposes only. Potential EBITDA, as adjusted, and various components not drawn to scale.
(2) Please see the description of EBITDA, as adjusted, on page 2 and the Appendix of this presentation for a reconciliation of net income (loss) attributable to the Company to EBITDA, as adjusted.

Business Overview

Diversified Platform Generating Multiple Revenue Streams

Ladenburg Thalmann Financial Services Inc.
(NYSE American: LTS; LTS PrA; LTSL; LTSF)

Independent Advisory & Brokerage Services

Core IABs

Securities America · Triad Advisors · INVESTACORP · SSN · KMS

- 4,300+ financial advisors
- $165.3 billion client assets (1)
- $73.5 billion advisory assets (1)

Trust Services

PREMIER TRUST

- $1.2 billion assets under administration (1)

Ladenburg

Full Service Broker-Dealer

LADENBURG THALMANN INVESTMENT BANKING & CAPITAL MARKETS

- Investment banking
- Institutional sales & trading
- Equity research

Asset & Wealth Management

- $2.7 billion AUM (1)(2)
- Over 14,000 client investment accounts (1)

Insurance Brokerage

Wholesale Insurance

HIGHLAND

- $109.4 million gross premiums (1)
- $96.0 million gross revenue (1)(3)

Annuity Marketing Platform

LADENBURG THALMANN ANNUITY INSURANCE SERVICES LLC

- Launched May 2017
- Fixed and fixed-index annuities

Revenue(3)


$ in millions
$650
$599
$793
$723
$921
$817
$1,152
$1,035
$1,107
$1,003
$1,268
$1,140
$1,353
$1,169
2012
2013
2014
2015
2016
2017
LTM 6/30/18
Total Revenue
IAB Revenue

EBITDA, As Adjusted (3)(4)


$ in millions
$36
$36
$57
$53
$61
$51
$44
$46
$36
$48
$56
$60
$81
$80
2012
2013
2014
2015
2016
2017
LTM 6/30/18
Total EBITDA, As Adjusted
IAB EBITDA, As Adjusted

(1) Data as of or for the last twelve months ended June 30, 2018.
(2) Ladenburg Thalmann Asset Management's AUM includes advisory assets within the Core IABs.
(3) Please see the description of change in revenue recognition commencing on January 1, 2018 on page 51 in the Appendix of this presentation.
(4) Please see the description of EBITDA, as adjusted, on page 2 and the Appendix of this presentation for a reconciliation of net income (loss) attributable to the Company to EBITDA, as adjusted.

Leading National Platform of IAB Business Units

LADENBURG THALMANN ESTABLISHED 1876

INVESTACORP[1]

- Acquired 2007
- ~ 500 Financial Advisors
- ~ $15B Client Assets
- Miami, FL

Triad Advisors[1]

- Acquired 2008
- ~ 620 Financial Advisors
- ~ $26B Client Assets
- Norcross, GA

Securities America[1]

- Acquired 2011
- ~ 2,550 Financial Advisors
- ~ $90B Client Assets
- La Vista, NE

KMS Financial Services, Inc.[1]

- Acquired 2014
- ~ 350 Financial Advisors
- ~ $18B Client Assets
- Seattle, WA

SSN[1]

- Acquired 2015
- ~ 350 Financial Advisors
- ~ $16B Client Assets
- Knoxville, TN

National Network of 4,300+ Financial Advisors [1]



KMS
219
121
492
18
39
26
109
37
104
20
24
13
175
Securities America
73
21
169
144
64
73
11
44
77
210
18
118
67
164
53
SSN
66
Triad Advisors
43
108
26
5
127
116
163
269
10
6
11
87
14
114
131
9
92
DC 2
236
INVESTACORP
AK 14
HI 14
PR 2

(1) As of June 30, 2018.

Independently-Operated, Complementary Business Units

LADENBURG THALMANN ESTABLISHED 1876

LTAM
LADENBURG THALMANN ASSET MANAGEMENT

- Asset and Wealth Management
- 6 Mutual Funds, 30 Model Portfolios and Robo-Advisor Offering
- Acquired 1995

LADENBURG THALMANN INVESTMENT BANKING & CAPITAL MARKETS

- Full-Service Investment Bank
- Leading Middle Market-Focused Firm
- Founded 1876 / Acquired 1995

PREMIER TRUST

- Trust Services
- Advisor-Friendly Trust Administration
- Acquired 2010

LADENBURG FIXED INCOME

- Fixed Income Investing
- Corporate, Municipal and Sovereign Debt and Structured Products
- Acquired 2013

HIGHLAND CAPITAL BROKERAGE

- Wholesale Life Insurance Brokerage
- One of Nation's Largest Life Insurance Distribution Companies
- Acquired 2014

LADENBURG THALMANN ANNUITY INSURANCE SERVICES LLC

- Fixed and Fixed-Index Annuity Platform
- Leverages Highland Capital Brokerage
- Launched May 2017

Key Investment Highlights



Attractive & Growing Industry
Leading IAB Player with Significant Scale
High-Powered Client Asset Gathering Platform
Well-Positioned to Capitalize on Industry Disruption
Strong Track Record of Recruiting & Acquisitions
Diverse Revenue Streams with Synergistic Growth
Rising Cash Sweep Revenue
Executable Cost Savings Opportunity
Best of Breed Practice Management
Cutting-Edge Technology Platform
LADENBURG THALMANN

Strong Growth and Favorable Dynamics Within IAB Industry


Attractive & Growing Industry
Leading IAB Player with Significant Scale
High-Powered Client Asset Gathering Platform
Well-Positioned to Capitalize on Industry Disruption
Strong Track Record of Recruiting & Acquisitions
Diverse Revenue Streams with Synergistic Growth
Rising Cash Sweep Revenue
Executable Cost Savings Opportunity
Best of Breed Practice Management
Cutting-Edge Technology Platform
LADENBURG THALMANN

Strong Growth in Financial Assets and Retail IRA Market

LADENBURG THALMANN
ESTABLISHED 1876

- **Significant Projected Growth for Investable Financial Assets**
  - Domestic net wealth projected to rise to $120 trillion by 2030 with investable financial assets accounting for $64 trillion[(1)]
    - Growth in financial assets (over 4% CAGR) are projected to outpace growth in domestic net wealth (over 3% CAGR)
    - Potential industry opportunity of $150 billion to $240 billion in wealth management fees in 2030[(2)]
- **Baby Boomers Support Continued Growth in IRA Rollover Activity**
  - Baby Boomers project to be the wealthiest generation in the U.S. until at least 2030[(1)]
    - Baby Boomers currently control 70% of disposable income and will have over $35 trillion in wealth in 2030[(1)]
    - As Baby Boomers enter retirement, many leave employer-sponsored retirement savings plans for the IRA market
  - IRA rollover activity has consistently risen since 2009 and is projected to grow at a CAGR of over 5%[(3)]

Significant Projected Growth in Total Wealth[(1)]



$120 Trillion
$72 Trillion
$64 Trillion
$35 Trillion
2015
2016E
2017E
2018E
2019E
2020E
2021E
2022E
2023E
2024E
2025E
2026E
2027E
2028E
2029E
2030E
Financial Assets
Net Wealth

Continued Growth in IRA Rollover Contributions from DC Plans[(3)]



$ in billions
$257
$288
$298
$335
$366
$395
$398
$400
$435
$457
$480
$503
$528
$553
2009 2010 2011 2012 2013 2014 2015 2016 2017E 2018E 2019E 2020E 2021E 2022E

(1) Source: *Deloitte University Press – The Future of Wealth in the United States, Mapping Trends in Generational Wealth."*
(2) Source: *Deloitte University Press – The Future of Wealth in the United States, Mapping Trends in Generational Wealth."* Estimated assuming 50% penetration of wealth management services, and fees ranging from 50 bps to 75 bps.
(3) Source: *The Cerulli Report – U.S. Retirement Markets 2017.* Compound annual growth rate calculation reflected from 2016 to 2022.

Significant Market Opportunity Favoring IAB Model

- **Continuing Growth of Invested Assets at IAB/RIAs**
  - Independent model serves as the growth engine within the retail investment market
    - Over the last five years, IAB/RIA channel asset growth (10.3%) has outpaced the total retail market (7.9%) and wirehouse channel (5.4%)

- **Market Share Trending Towards Independent Away from Wirehouse**
  - Financial advisors are embracing the attractive economic advantages
  - Conflict free platform preserves entrepreneurial culture
  - IAB/RIAs projected to capture market share away from Wirehouses through 2021

IAB/RIAs Invested Assets



$ in billions
CAGR: 10.3%
$3,995.3
$4,479.4
$5,274.4
$5,780.9
$6,057.2
$6,510.2
2011
2012
2013
2014
2015
2016

Source: *The Cerulli Report – U.S. Advisor Metrics 2017.*

Continuing Shift to IAB/RIAs from Wirehouses



39.6%
33.5%
37.6%
35.1%
36.1%
36.3%
37.0%
35.3%
37.7%
34.6%
38.2%
33.8%
38.7%
33.2%
39.4%
32.5%
2012
2014
2016
2017E
2018E
2019E
2020E
2021E
Wirehouse
IAB / RIAs

Appealing Client Base with Significant Investable Assets

LADENBURG THALMANN ESTABLISHED 1876

- **Mass-Affluent Investor Represents Ladenburg's Sweet Spot**
  - Profile: households with $100,000 to $2 million of investable assets
  - While only representing 27% of American households, possesses 42% of retail wealth
  - Wirehouses and regional firms typically focus on more upmarket clients

$36 Trillion Investable Assets Distribution



$1.5T
% Total Assets: 4%
% Total HH: 71%
$8.0T
% Total Assets: 22%
% Total HH: <1%
$15.4T
% Total Assets: 42%
% Total HH: 27%
$11.6T
% Total Assets: 32%
% Total HH: 2%
High to Ultra-high Wealth Market: $10M and up in Assets
Affluent to Wealth Market: $2M to $10M in Assets
Mass-Affluent Market: $100K to $2M in Assets
Mass Market: Less than $100K in Assets

Source: *The Cerulli Report – U.S. Advisor Metrics 2017.*

Leading IAB Player with Significant Scale


Attractive & Growing Industry
Leading IAB Player with Significant Scale
High-Powered Client Asset Gathering Platform
Well-Positioned to Capitalize on Industry Disruption
Strong Track Record of Recruiting & Acquisitions
Diverse Revenue Streams with Synergistic Growth
Rising Cash Sweep Revenue
Executable Cost Savings Opportunity
Best of Breed Practice Management
Cutting-Edge Technology Platform
LADENBURG THALMANN

Leading Organization Within the IAB Industry

LADENBURG THALMANN
ESTABLISHED 1876

Top 2017 IAB Industry Rankings Across Key Business Metrics(1)

#6 Ranking Total Client Assets



$ in billions
$615
$299
$241
$225
$190
$165
$156
$137
$105
$94
LPL Financial
Raymond James
Cetera
MML Investors
Advisor Group
Ladenburg
Commonwealth
AXA
Wells Fargo
Cambridge

#6 Ranking Total IAB Revenue



$ in millions
$4,281
$2,071
$1,780
$1,402
$1,242
$1,140
$1,050
$991
$811
$787
LPL Financial
Raymond James
Cetera
Advisor Group
Commonwealth
Ladenburg
MML Investors
Wells Fargo
Cambridge
AXA

#7 Ranking Financial Advisors



15,210
8,866
8,804
7,714
4,712
4,499
4,302
3,956
2,195
2,007
LPL Financial
Advisor Group
Cetera
MML Investors
AXA
Raymond James
Ladenburg
Cambridge
Commonwealth
Signator Investors

(1) As adjusted by the Company. Based on management's assessment, the rankings exclude firms such as certain insurance companies and brokerage firms that management believes do not fit under the traditional independent advisory and brokerage model, including Ameriprise Financial Services, Lincoln Financial Network, Northwestern Mutual and MetLife Securities. Ladenburg data for YE2017 obtained from publicly filed SEC data, and the remainder based on YE2017 data from Investment News and SEC filings.

High-Powered Client Asset Gathering Platform

- **Amassed a Sizable Asset Base Through Aggressive Organic Growth, Recruiting and Acquisitions**

Total Client Assets(1)


$ in billions
CAGR: 15.8%
$75.0
$86.4
$108.3
$124.6
$137.4
$164.7
$168.0
2012
2013
2014
2015
2016
2017
6/30/18

Total IAB Revenue(2)


$ in millions
CAGR: 12.9%
$598.9
$723.2
$816.6
$1,035.4
$1,003.3
$1,140.4
$1,168.7
2012
2013
2014
2015
2016
2017
LTM 6/30/18

- **Enterprise-wide Focus on Advisory Assets Has Generated Rise in Recurring Revenue(1)**

Total Advisory Assets(1)


$ in billions
CAGR: 20.2%
$27.3
$34.1
$43.5
$50.1
$57.8
$72.6
$75.2
2012
2013
2014
2015
2016
2017
6/30/18

Recurring Revenue as % of Total IAB Revenue(2)(3)


66.3%
65.8%
70.5%
73.6%
76.7%
79.6%
79.1%
2012
2013
2014
2015
2016
2017
LTM 6/30/18

(1) Includes client assets and advisory assets in Ladenburg Thalmann & Co., Ladenburg Thalmann Asset Management and Premier Trust.
(2) Please see the description of change in revenue recognition commencing on January 1, 2018 on page 51 in the Appendix of this presentation.
(3) Recurring revenues includes advisory fees earned on advisory assets under management, trailing commissions, cash sweep revenues and certain other fees.

Favorably Positioned to Capitalize on Industry Dynamics

LADENBURG THALMANN ESTABLISHED 1876

- **Prepared for Industry Shifts Driven by Department of Labor ("DOL") and Securities Exchange Commission ("SEC")**
  - Formed a task force in 2015 to initiate transition to a fiduciary model in response to the DOL
    - Comprised of over 150 employees and led by eight enterprise executives
    - Investment of approximately $12.5 million[1] and over 85,000 hours addressing compliance with new standards
  - Task force transitioning focus to SEC's "best interest" standard

- **Active Measures Taken Since Formation of Task Force**

Product Sponsors	▪ Eliminated or mitigated conflicts of interest as needed ▪ Restructured advisory mutual fund products to reduce costs to investors ▪ Engagement to restructure commission products as needed
Financial Advisors	▪ Extensive training capability (provided over 12,000 hours across ~4,300 advisors for DOL Fiduciary Rule) ▪ Focused "Next Level" coaching program to better articulate value proposition ▪ Roadshows and study groups to support peer collaboration among advisors
Technology	▪ Continued investment and evaluation of vendors providing technology solutions that address SEC's best interest standard ▪ Launched new innovation capability maximizing growth in evolving regulatory environment

- **Leverage Scale and Prepared Platform to Capitalize on Additional Consolidation Opportunities**
  - Smaller broker-dealers expected to be disproportionally impacted by increasing compliance costs and maintaining competitive level of services and resources to their advisors

Ladenburg's Scale and Adaptability in Evolving Regulatory Climate Are Appealing to Smaller Broker-Dealers Seeking an Exit Strategy

(1) Primarily consists of estimated time spent by salaried employees.

Ladenburg Advantage Powers Both Core and Synergistic Growth Strategies



Attractive & Growing Industry
Leading IAB Player with Significant Scale
High-Powered Client Asset Gathering Platform
Well-Positioned to Capitalize on Industry Disruption
Strong Track Record of Recruiting & Acquisitions
Diverse Revenue Streams with Synergistic Growth
Rising Cash Sweep Revenue
Executable Cost Savings Opportunity
Best of Breed Practice Management
Cutting-Edge Technology Platform
LADENBURG
THALMANN

Ladenburg Advantage Captures Benefit of Full Capabilities

- **The Ladenburg Advantage is LTS' Key Distinguishing Feature in the IAB Industry**
- **Combines Core Competencies**
  - **LTS Senior Management**
  -
  -
- **The Ladenburg Advantage Provides LTS Financial Advisors with Additional Tools and Resources to Enhance Practices**



The Ladenburg Advantage
Economic Commentary & Outlook
Point-of-Sale Annuity Support
Insurance Support
Fixed Income Trading
Syndicate Products
Digital Advice Offering
Mutual Fund Research
Capital Markets Research
Practice Management
Asset Management
Portfolio Construction
Trust Services

"We Want Our Advisors to Have the Ability to Coordinate a Team of Experts So They Can Help Every Single Client Relationship"

Core Growth Strategy Focused on Recruiting & Acquisitions

- **Financial Advisors are Attracted to Ladenburg's Unique Benefits**
  - Network model flexibility preserving each firm's unique culture and strengths
  - Sharing of intellectual capital promoting best practices
  - Expansion of product offering via the Ladenburg Advantage

- **Results in Superior Recruiting and Acquisition Track Record**
  - LTS successfully executes its recruiting strategy while certain competitors contend with recent recruiting challenges
  - Prospects attracted to Ladenburg's long-term strategic commitment to the IAB model and industry
    - Executive management team has strong financial services expertise and history in the retail model
    - Long-term operator preferred by prospects over private equity firms looking for a quick return

Financial Advisors


CAGR: 9.8%
2,449
2,666
2,735
3,362
3,781
3,929
4,302
2011
2012
2013
2014
2015
2016
2017

Total Recruited and Acquired GDC[1]


$ in millions
CAGR: 45.9%
$17.5
$50.2
$52.7
$79.8
$87.2
$130.1
$168.7
2011
2012
2013
2014
2015
2016
2017

(1) Represented as trailing 12 months of gross dealer concessions ("GDC") as reported by financial advisors to Ladenburg upon acquisition.

Successful Integration of Strategic Acquisitions

LADENBURG THALMANN ESTABLISHED 1876

➢ Key Independent Broker-Dealer Acquisitions Have Led to Transformational Growth

Acquisition Target	Year	Financial Advisors[1]	Client Assets[1]
Securities America	2011	~1,700	$50B
KMS Financial Services, Inc.	2014	~300	$14B
SSN	2015	~400	$14B
	TOTAL	~2,400	$78B

➢ Successful Tuck-In Strategy Operated From Proven Securities America Platform

- Securities America has developed strong expertise in transitioning large groups of financial advisors
- Cross departmental team of 25 people focused on effective group transitions

Broker-Dealer	Type [2]	Year	Financial Advisors[1]	Client Assets[1]
Brecek & Young [3]	Acquisition	2008	257	$4.8B
ePlanning [3]	Recruiting	2009	40	$320M
Equitas America [3]	Recruiting	2010	14	$200M
Investors Security	Acquisition	2012	123	$1.1B
Eagle One Investments	Recruiting	2012	32	$370M
Dalton Strategic	Acquisition	2014	58	$920M
Sunset Financial	Acquisition	2014	211	$2.5B
Fintegra	Recruiting	2015	56	$900M
Wall Street Financial	Acquisition	2016	67	$2.3B
Foothill Securities	Acquisition	2016	130	$5.2B
		TOTAL	988	$18.5B

(1) Data as reported by target / financial advisors to Ladenburg upon acquisition.
(2) Acquisitions include equity acquisitions and asset purchases.
(3) Transaction completed prior to Ladenburg's acquisition of Securities America.

Synergistic Growth Strategy Augments Multiple Revenue Lines

LADENBURG THALMANN ESTABLISHED 1876

➤ **Newly Implemented Initiatives with Complementary Business Units Tailored to Capitalize on Ladenburg's Vast IAB Network of Financial Advisors**

Generates Incremental Revenue Opportunities For Both the Complementary Business Units and the IABs

HIGHLAND CAPITAL BROKERAGE

Point-of-sale insurance support to assist advisors with complex life insurance sales

LADENBURG THALMANN ANNUITY INSURANCE SERVICES LLC

Full-service annuity marketing platform providing advisors access to fixed and fixed-index annuities

LTAM LADENBURG THALMANN ASSET MANAGEMENT

Outsourced portfolio management, portfolio construction, mutual fund research and economic commentary

Network of ~4,300 Financial Advisors

PREMIER TRUST

Advisor-friendly trust services to guide advisors through trust administration

Access to equity research, initial public offerings and capital markets products

LADENBURG THALMANN INVESTMENT BANKING & CAPITAL MARKETS

Fixed income trading desk supporting all facets of advisor's bond portfolios and structured products

LADENBURG FIXED INCOME

Leading Middle-Market Focused Investment Bank

LADENBURG THALMANN ESTABLISHED 1876

LADENBURG THALMANN INVESTMENT BANKING & CAPITAL MARKETS

➢ **Acquired Ladenburg Thalmann & Co. ("LTCO") in 1995**

- Founded 1876 and NYSE Member Firm Since 1879

➢ **Full-Service Investment Banking and Capital Markets**

- Extensive capabilities across equity, debt, M&A and restructuring
- Since 2015, participated in approximately 310 public and private offerings, representing gross proceeds of $28.0 billion(1)

Investment Banking

- 16 investment bankers, including nine Managing Directors who average over 20 years of investment banking experience
- Deep sector expertise across four core industry verticals
  - Yield-oriented equities (BDCs, REITs, MLPs)
  - Healthcare and life sciences
  - Energy, power and infrastructure
  - Telecom, media and technology

Capital Raising	Advisory	Value-Added Services
▪ IPOs ▪ Follow-Ons ▪ Registered Directs ▪ At-the-Market ▪ PIPEs ▪ Private Placements ▪ Fixed Income ▪ SPACs	▪ M&A ▪ LBOs and MBOs ▪ Going-Private ▪ Divestitures ▪ Restructuring ▪ Fairness Opinions ▪ Solvency Opinions ▪ Valuations	▪ Strategic Advice (Sales Strategy & Business Development) ▪ Proxy Defense ▪ Non-deal Roadshows ▪ Market Penetration & Pricing Analyses ▪ Financial Modeling

Equity Research

- In-depth research on companies and industries to retail and institutional clients globally
- 11 senior equity research analysts
- Research coverage of 170+ companies across four core industries

Institutional Sales and Trading

- 35 institutional equity sales & trading professionals
- Relationships with over 1,000 institutional accounts both in the U.S. and internationally
- Active market-maker in select securities on NASDAQ

(1) Transaction data from January 1, 2015 through June 30, 2018.

Offer Attractive Transactions to Robust Distribution Platform

LADENBURG THALMANN ESTABLISHED 1876

LADENBURG THALMANN
INVESTMENT BANKING & CAPITAL MARKETS

- **Multi-Channel Distribution Platform Including IAB's 4,300+ Retail Financial Advisors**
  - Only Ladenburg and Raymond James capable of offering its own Investment Banking and Research Products to its IAB networks
  - Ladenburg Investment Banking's expertise in yield-oriented companies provides attractive investment opportunities for the retail investment community

Yield-Oriented Financing Transactions

Company	Amount	Transaction	Date	Ladenburg Thalmann Role
Priority Income Fund	$34,000,000	Term Preferred	June 2018	Lead Bookrunner
Prospect Capital	$50,000,000	Baby Bond	June 2018	Lead Manager
Essential Properties	$455,000,000	Initial Public Offering	June 2018	Co-Manager
Cowen Group	$90,000,000	Baby Bond	June 2018	Co-Manager
Ladenburg Thalmann	$41,412,375	Baby Bond	May 2018	Sole Bookrunner
OFS Capital Corporation	$50,000,000	Baby Bond	April 2018	Lead Bookrunner
Eagle Point	$69,000,000	Baby Bond	April 2018	Lead Bookrunner
TPG Specialty Lending	$65,437,500	Follow-On Offering	March 2018	Co-Manager
Union Acquisition Corp.	$100,000,000	Initial Public Offering	February 2018	Sole Bookrunning Manager
Newtek Business Services, Inc.	$50,000,000	Baby Bond	February 2018	Co-Manager
Fidus Investment Corporation	$43,500,000	Baby Bond	January 2018	Co-Manager
Eagle Point	$35,600,000	Follow-On Offering	January 2018	Co-Manager
Innovative Industrial Properties	$72,800,000	Follow-On Offering	January 2018	Lead Bookrunner
Great Elm Capital	$43,000,000	Baby Bond	January 2018	Lead Bookrunner
Wheeler Real Estate Investment Trust	$21,500,000	Preferred Offering	January 2018	Lead Bookrunner
CSWC Capital Southwest	$57,500,000	Baby Bond	December 2017	Lead Manager
B. Riley Financial	$70,000,000	Baby Bond	December 2017	Joint Bookrunner
Cowen Group	$120,000,000	Baby Bond	December 2017	Co-Manager
EPR Properties	$150,000,000	Preferred Offering	November 2017	Co-Manager
Ladenburg Thalmann	$72,500,000	Baby Bond	November 2017	Lead Bookrunner
MVC Capital	$100,000,000	Baby Bond	November 2017	Lead Bookrunner
PennantPark Floating Rate Capital	$84,900,000	Follow-On Offering	October 2017	Co-Manager
Plymouth REIT	$45,000,000	Preferred Offering	October 2017	Joint Bookrunner
RiverNorth	$41,400,000	Term Preferred	October 2017	Lead Bookrunner
Innovative Industrial Properties	$15,000,000	Preferred Offering	October 2017	Lead Bookrunner
Gladstone Capital	$45,000,000	Term Preferred	September 2017	Joint Bookrunner
KCAP Financial, Inc.	$17,800,000	Baby Bond Tap	September 2017	Joint Bookrunner
Great Elm Capital	$28,400,000	Baby Bond	September 2017	Joint Bookrunner
Gladstone Land	$12,300,000	Follow-On Offering	September 2017	Joint Bookrunner
Independence Realty Trust	$115,000,000	Follow-On Offering	September 2017	Co-Manager
MGM Growth Properties	$351,900,000	Follow-On Offering	September 2017	Co-Manager
KCAP Financial, Inc.	$50,000,000	Baby Bond	August 2017	Joint Bookrunner
Stellus Capital Investment Corporation	$42,500,000	Baby Bond	August 2017	Lead Manager
Eagle Point	$27,500,000	Notes Offering	August 2017	Lead Bookrunner
Getty Realty	$94,900,000	Follow-On Offering	July 2017	Co-Manager
Monroe Capital Corporation	$45,000,000	Follow-On Offering	June 2017	Co-Manager
[illegible]	$112,700,000	Follow-On Offering	June 2017	Co-Manager
Five Oaks	$18,400,000	Follow-On Offering	June 2017	Lead Manager
Oxford Lane Capital Corp.	$62,500,000	Term Preferred	June 2017	Lead Bookrunner
KBL Merger Corp. IV	$100,000,000	Initial Public Offering	June 2017	Lead Bookrunner

Leverage Internal Asset Manager's HNW Service Model

LADENBURG THALMANN ESTABLISHED 1876

- **Acquired Ladenburg Thalmann Asset Management ("LTAM") in 1995**
  - SEC Registered Investment Advisor (www.ltam.com)

- **Internal Asset Manager Servicing the Ladenburg IAB Network**
  - Approximately $2.7 billion in AUM with accounts ranging from $10,000 to $60 million
  - Expertise in market analysis, due diligence, fund selection, asset allocation and diversification strategies
  - Created six mutual funds and 30 model portfolios
  - Unlike with other third-party asset managers, LTS financial advisors have a direct relationship with LTAM's portfolio management team
  - Delivers high-net worth service model for LTS IAB network's mass affluent customer
    - LTS financial advisors able to move upstream and capture larger accounts by leveraging LTAM's track record

Significant LTAM AUM Growth



$ in millions
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$ -
CAGR: 51.8%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
6/30/2018

LTAM Brand Recognition

- Philip Blancato (President and CEO of LTAM) has over 27 years of experience in the financial services industry
  - Frequently engages in media appearances, quoted in publications and speaks at industry conferences



MARKETS NOW
MIXED DAY ON WALL STREET:
S&P 500, NASDAQ LOWER
US 10-YEAR
+0.001
2.55%

Innovative Product Offering and Direct Investment Guidance

LADENBURG THALMANN

www.ltam.com

www.ladenburgfunds.com
www.ltafx.com
www.symbil.com

LTAM Generates Management Fee Income From Innovative Investment Products

6 Ladenburg Mutual Funds
- 5 asset allocation funds & 1 alternative strategies fund

- One of the few IAB asset managers that construct and offer mutual funds

30 Model Portfolios
- 5 ETF models
- 5 mutual fund models
- 5 tax sensitive and 5 specialty models
- 5 "Ladenburg / American Fund" models
- 5 "Ladenburg / Franklin Templeton" models

- Seasoned portfolio manager with strong performance on most popular ETF model(1)
- Strong relationships with American Funds and Franklin Templeton (top-3 mutual fund families)
- Opportunity to create portfolios with other premier asset managers

Symbil® – Digital Robo-Advisor Investment Platform Launched in 2016
- Created for advisors to transition management of smaller accounts

- Opportunity to expand offering to millennials
- Simpler asset rollover process for end investor compared to processes of popular robo-advisors


Symbil

Trusted Resource for Free, Unbiased Investment Guidance

Ladenburg Investment Research ("LIR")
- LTAM investment guidance resulting from proprietary selection methodology

- Top-rated mutual funds list (159 funds and 44 ETFs across 39 categories)
- Asset allocation portfolios for conservative, moderate and aggressive clients
- Research and commentaries from LTAM and strategic mutual fund partners

(1) LTAM's ETF Growth and Income Model's aggregate 10-year performance from July 1, 2008 through June 30, 2018 ranks within the top 28% of the 74 asset managers in its risk category offered on Envestnet, an industry leading provider of portfolio management solutions.

Leverage Well-Positioned Trust Company for Trust Services

PREMIER TRUST ➢ **Acquired Premier Trust in 2010**

➢ **Premier Trust is a Leading Nevada-Chartered Trust Company**

- Formed in 2001 to provide "advisor-friendly" trust administration services
  - Cooperative relationship with financial advisors as services do not include investment management, tax or legal advice
  - Provides trust administration services to support all aspects of financial and estate planning, including asset protection
- As a trustee, Premier Trust provides access to Nevada's trust-friendly laws for clients nationwide
  - Over 65% of trusts administered by Premier Trust include beneficiaries that reside outside of Nevada
- Average trust size of $750,000 - $1.0 million
- Approximately $1.2 billion of assets under administration

Significant Growth in Assets Under Administration



$ in millions
$1,200
$1,000
$800
$600
$400
$200
$
CAGR: 11.1%
2010
2011
2012
2013
2014
2015
2016
2017
6/30/2018

Nevada's Trust-Friendly Benefits

- Nevada Top-Rated Asset Protection Laws
- Nevada Trust Can Last 365 Years
- No Nevada Income Tax on Trust Income When Trustee is Located in Nevada
- Favorable "Decanting" Statute (Ability to Modify an Irrevocable Trust)
- Nevada Reciprocity Bill
  - Ability to solicit business in certain other states, including states with strong LTS IAB representation

Attract and Retain Assets for Multiple Generations

LADENBURG THALMANN ESTABLISHED 1876

PREMIER TRUST

➢ Ladenburg's Trust Services Initiative

- Ladenburg acquired Premier Trust to enable its advisors to expand their product offering and preserve AUM

Preservation of AUM

- 80-95% of accounts leave the incumbent advisor upon death if there is a friend, family member, or bank listed as successor trustee[1]
- Address risk of transfer of assets upon death by instilling Premier Trust as successor trustee resulting in LTS financial advisors managing assets into the next generation

Growth Opportunity

- Revenue from LTS IAB network has increased from 2011 – 2017 at a CAGR of 115%
- Significant runway for growth with only 6% of Premier Trust revenue derived from LTS IAB network

Revenue Channels [2]



Other 7.6%
IABs 8.8%
Wirehouses 2.8%
Attorneys 80.8%

Path to Production

- Provide incentivized pricing for LTS IAB clients
- Launched trust review program in 2016 within LTS IAB network seeking conversion as trustee (current business) or establishing role as successor trustee (future business)



Total Reviewed Cases
120
80
40
0
Q3-2016
Q4-2016
Q1-2017
Q2-2017
Q3-2017
Q4-2017
Q1-2018
Q2-2018
80%
60%
40%
20%
0%
Resulted as Current or Successor Trustee
Total Reviewed Cases
Resulted as Current or Successor Trustee

(1) Sources: Investment Management Consultants Association, "Engaging and Retaining Families" by Diane Doolin, Vic Preisser and Roy Williams. Trusts and Estates, "The Future of Estate Planning" by Vic Preisser and Roy Williams.

(2) Based on number of new trust accounts for which Premier Trust became trustee in 2017.

Expand Insurance Offering Via Highland's Nationwide Practice

- Acquired Highland Capital Brokerage ("Highland") in 2014

- **Highland is One of the Nation's Largest Life Insurance Distribution Companies**
  - Partners with financial advisors by leveraging core competencies of life insurance, annuities and long-term care
  - Generated $109.4 million of premiums and $96.0 million of gross revenue[(1)(2)]
  - Over 90 point-of-sale specialists

National Presence, Local Connections


Corporate Office
Regional Office

Tier 1 Carriers (Over 40 Total Carrier Relationships)[(3)]


AXA 2%
Protective 3%
American General 5%
Symetra 6%
Nationwide 6%
Principal 7%
Prudential 10%
Pacific Life 13%
John Hancock 14%
Lincoln 21%
Others 12%

Client Distribution with Strong Financial Institutions Presence[(3)]


IABs 5%
P&C 12%
Financial Institutions 44%
Pure Independent 43%

Significant Financial Institutions Relationships[(3)]

CLIENT NAME	HIGHLAND RANK AT INSTITUTION	ADVISORS
Wells Fargo	1	370
Sun Trust	1	170
UBS	3	140
Citi	1	100

(1) For the last twelve months ended June 30, 2018.
(2) Please see the description of change in revenue recognition commencing on January 1, 2018 on page 51 in the Appendix of this presentation.
(3) Based on premiums sold in the fiscal year ended December 31, 2017.

Continue Significant Growth in Insurance Product Sales

LADENBURG THALMANN
ESTABLISHED 1876

HIGHLAND
CAPITAL BROKERAGE

- **Ladenburg's Insurance Brokerage Initiative**
  - Ladenburg acquired Highland in August 2014 to support its advisors with a proven insurance distribution affiliate
    - Most IABs rely on external brokerage general agencies, resulting in limited flow of information and production lags
    - Ladenburg IABs and Highland work collaboratively resulting in better support for advisors

Growth Opportunity

- **Step 1**: Enhance focus on Highland penetration with LTS advisors that have existing insurance business
- **Step 2**: Generate new sales opportunities with financial advisors that never sold insurance products

Path to Production

- Position as preferred insurance provider for LTS IABs
- Provide incentive credits to financial advisors
- Primary presence at LTS IAB conferences as insurance broker

Leverage Ramp-Up Track Record

- Highland demonstrated strong growth in premiums within short period with LTS financial advisors
  - 2015: $0, 2016: $1.2 million, 2017: $1.7 million, LTM 6/30/18: $2.1 million
- Recent premium ramp-up examples (with current #1 ranking) resulting from targeted approach

Financial Institution 1



$9.0K
$6.1M
$5.0M
$5.4M
$6.3M
$8.2M
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6

Financial Institution 2



$480.5K
$3.7M
$5.1M
$3.4M
Year 1
Year 2
Year 3
Year 4

Capitalize on Strength of Fixed and Fixed-Index Annuities

LADENBURG THALMANN ANNUITY INSURANCE SERVICES LLC

- **Launched Ladenburg Thalmann Annuity Insurance Services LLC (LTAIS) in May 2017**
  - Full-service annuity platform focused on fixed and fixed-index annuities

- **Industry Sales Strength of Fixed and Fixed-Index Annuity Products**
  - Variable annuity sales decreased for the sixth consecutive year in 2017[1]
  - Fixed annuity sales consistently increased from 2012 – 2016 and exceeded $100 billion annually from 2015 – 2017[1]
  - Fixed-index annuity sales achieved record sales for nine consecutive years from 2008 – 2016[1]

- **Annuities Remain a Vital Source of Retirement Security**
  - Other than pensions, annuities are the only products that create a guaranteed lifetime income
    - Annuities with life-payouts provide a flow of income to protect against longevity risk
    - 29% of middle and upper-income retirees receive income from annuities, of which 67% receive income guaranteed for life[2]
  - Unique investment product providing principal protection similar to a CD, with higher guaranteed interest rates

Significant Industry Annuity Sales With Fixed and Fixed-Index Trending Favorably[1]


$ in billions
$300
$250
$200
$150
$100
$50
$-
1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Variable + Fixed
Variable
Fixed
Fixed-Index

(1) Source: LIMRA U.S. Individual Annuity Yearbook and First Quarter 2018 Industry Briefing. Fixed annuity sales includes Fixed-Index annuity sales as represented in chart.
(2) Source: 2016 Consumer Survey, LIMRA Secure Retirement Institute, 2016. Based on individuals who have been retired for at least a year, aged 55 to 75, and with $35,000 or more in household income.

Enhance Profitability on Fixed and Fixed-Index Annuities

- **Formation of LTAIS Capitalizes on Evolving Regulatory Landscape**
  - Potential regulations raising investment advice standards for annuities favors channels with robust compliance platforms
  - IABs provide platform for financial advisors to participate in fixed annuity sales growth while mitigating risk

Significant Fixed Annuity Sales Growth for IABs[1]


2010 - 2016 Sales CAGR
26%
IABs
20%
Full Service Natl BDs
7%
Banks
3%
Independent Ins. Agents
Other -2%
5%
Total

Growing IAB Market Share[1]


IAB Market Share
4%
2010
11%
2016
Independent Insurance Agent Market Share
60%
2010
50%
2016

- **Compelling Economic Opportunity**

Increased Profitability

- **Formation of In-House FMO Increases Scale and Improves Profitability**
  - In-house product support team provides exclusive advisor servicing and enhances productivity
  - Increased scale allows LTS to grow revenue via direct contracts with fixed annuity carriers

Annuity Sales Growth Opportunity

- **Baseline Growth**
  - LTS financial advisors generated over $600 million of annuity sales in 2017 with third-parties
  - Projecting 5%+ sales growth on LTAIS annuity product mix through 2018 based on industry estimates[2]
- **Incremental Growth**
  - Other FMOs may fail to qualify as a Financial Institution under contemplated regulatory requirements, potentially eliminating significant competition for qualified fixed-index business
  - Opportunity for growth with only ~30% of LTS financial advisors selling fixed annuities in 2017

(1) Source: LIMRA U.S. Individual Annuity Yearbook.
(2) Projections based on LIMRA estimates.

Summary: Goals of Synergistic Growth Strategy

Executable Strategic Initiatives Augmenting Revenue and Profitability at Both IABs and Complementary Business Units

LTAM — Ladenburg Thalmann Asset Management
- Grow AUM to Over $5.0 Billion From $2.7 Billion

Premier Trust
- Target Increase in IAB Penetration to 15-20% from 6%

Highland Capital Brokerage
- Grow Annual Organic Brokerage Premiums 3-5%
- Target Significant IAB Penetration

Ladenburg Thalmann Investment Banking & Capital Markets
- Grow Yield-Oriented Companies' Financings Leveraging IAB Distribution

Ladenburg Fixed Income
- Target Majority of Structured Products and Fixed Income Trades Toward LFIX[1]

Ladenburg Thalmann Annuity Insurance Services LLC
- Grow Overall LTS Annual Premiums ~5%
- Target Majority of Fixed and Fixed-Index Annuity Activity Towards LTAIS

Combined Benefits of Synergistic Growth Strategy Drive Short- and Long-Term Upside

(1) Ladenburg Fixed Income ("LFIX").

Rising Cash Sweep Revenue Powers Significant Potential Earnings Upside


Attractive & Growing Industry
Leading IAB Player with Significant Scale
High-Powered Client Asset Gathering Platform
Well-Positioned to Capitalize on Industry Disruption
Strong Track Record of Recruiting & Acquisitions
Diverse Revenue Streams with Synergistic Growth
Rising Cash Sweep Revenue
Executable Cost Savings Opportunity
Best of Breed Practice Management
Cutting-Edge Technology Platform
LADENBURG THALMANN

Optimized Cash Sweep Program Drives Profitability

LADENBURG THALMANN
ESTABLISHED 1876

Initiated Enterprise-Wide FDIC Cash Sweep Program in Middle of 2015

- **Recently Launched Program Greatly Enhances Incremental Revenue Stream**
  - Generates net interest margin ("NIM") from large pool of customer deposits
- **Optimized Program Designed to Stabilize NIM Over Wide Range of Interest Rates**
  - Hedge profile utilizing mix of floating and fixed rate investments
    - Floating indexed to overnight funding source, typically fed funds effective ("FFE") rate
    - Fixed indexed to term funding source, typically U.S. dollar interest rate swap rates ("Swaps")
  - Seeks to capture immediate upside in rising interest environment via floating, and to limit downside risk via fixed term deposits
- **100% of NIM on FDIC Cash Sweep Program Reflected in Pre-tax Earnings and EBITDA, as Adjusted**
- **Launch of Program Captures Start of Rising Interest Rate Environment**

Significant Pre-Tax Earnings From Full-Year Effect of FDIC Cash Sweep Program

Staggered launch of FDIC program throughout 2015 between 5 IABs

First full-year with all 5 IABs in FDIC program

Significant rise primarily from increase in rates and additional cash balance (1)



$2.0M
$8.0M
$22.1M

	2015	2016	2017
Target Fed Funds Rate Range	0bps – 25bps	25bps – 50bps	Q1-17: 50bps – 75bps Q2-17: 75bps – 100bps Q3-17: 100bps – 125bps

(1) Includes incremental cash sweep revenue beginning in mid-May 2017 from additional revenue-generating FDIC insured sweep deposits via completion of additional cash sweep agreement.

Rising Interest Rates and Cash Balances Fuel Earnings

LADENBURG THALMANN ESTABLISHED 1876

Expansion of Revenue-Generating FDIC Insured Sweep Deposits



FDIC Insured Sweep Deposits
$ in billions
$0.9
$2.9
June 30, 2018
Certain Advisory Retirement Sweep Deposits
Brokerage and Advisory Sweep Deposits

- 2018: Full year benefit of incremental cash balances in mid-2017 and early-2018
  - May 2017: Completed additional cash sweep agreement with second partner clearing firm
  - January 2018: Began earning cash sweep revenue on certain advisory retirement accounts' FDIC insured sweep deposits[2]
    - As of June 30, 2018, LTS FDIC insured sweep deposits in certain advisory retirement accounts represented $0.9 billion
  - June 30, 2018: $3.8 billion of revenue-generating FDIC insured sweep deposits

Projecting 2018 FDIC Cash Sweep Revenue of $50+ Million[1]

Rising Interest Rates Power Significant Earnings Upside

Rising FFE and Swap Rates



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
Jul-18 Jan-19 Jul-19 Jan-20 Jul-20 Jan-21 Jul-21 Jan-22 Jul-22 Jan-23
FFE 1YR Swp 2YR Swp 3 YR Swp

Significant Potential Earnings Benefit[3]



$ in millions
Opportunity for Greater Upside than Depicted
~$50.0
~$55.0
~$60.0
~$65.0
175bps
200bps
225bps
250bps

Potential Cash Sweep Revenue at Various Fed Funds Effective Rate [3]

(1) Future levels of FDIC cash sweep revenue are dependent upon changes in prevailing interest rates and asset levels.
(2) Cash sweep revenue for certain advisory retirement accounts structured as fee per account indexed to Fed Funds Target Range.
(3) For illustrative purposes only. Based on June 30, 2018 cash balance of $3.8 billion in revenue-generating FDIC insured sweep deposits.

Operating Leverage Focus to Create Significant Cost Savings


Attractive & Growing Industry
Leading IAB Player with Significant Scale
High-Powered Client Asset Gathering Platform
Well-Positioned to Capitalize on Industry Disruption
Strong Track Record of Recruiting & Acquisitions
Diverse Revenue Streams with Synergistic Growth
Rising Cash Sweep Revenue
Executable Cost Savings Opportunity
Best of Breed Practice Management
Cutting-Edge Technology Platform
LADENBURG THALMANN

Diligent Process Identifying Cost Saving Opportunities

LADENBURG THALMANN
ESTABLISHED 1876

- **Enterprise-wide Focus on Shared Services**
  - Established a Margin Improvement Taskforce to review structure, processing statistics, capacity and costs
  - Consistent operational reviews across all five IABs capable through the unified technology platform

Shared Services Goals

Maximizing Capacity + **Enhancing Operational Efficiency** + **Leveraging Economies of Scale** = **Cost Savings and Risk Mitigation**

Focused Areas of Employing Shared Services

Technology	Back-office Operations	Trading / Cashiering / Margins	Supervision
Compliance	Fees and Commissions Process	Finance and Accounting	Procurement

- **Formal Review Process Has Generated Defined Margin Improvement Plan**
  - Margin Improvement Taskforce focused on enhanced cost savings in 2018
  - Continued cost discipline and greater adoption of shared services expected to further drive operating leverage

"Best of Breed" Practice Management



Attractive & Growing Industry
Leading IAB Player with Significant Scale
High-Powered Client Asset Gathering Platform
Well-Positioned to Capitalize on Industry Disruption
Strong Track Record of Recruiting & Acquisitions
Diverse Revenue Streams with Synergistic Growth
Rising Cash Sweep Revenue
Executable Cost Savings Opportunity
Best of Breed Practice Management
Cutting-Edge Technology Platform
LADENBURG THALMANN

Industry Recognized Practice Management Program

LADENBURG THALMANN ESTABLISHED 1876

Ladenburg Leverages Securities America's Multi-Faceted Practice Management Offering

Individual Coaching & Consulting

Diagnostic Engagement Offering

Advisor Seeks:	▪ **Holistic, In-Depth Assessment**	▪ **Improve Workflow, Optimize Tech**	▪ **Analyze Value & Future Revenue**
Program Delivers:	▪ **Business Diagnostic**	▪ **Technology & Efficiency Diagnostic**	▪ **Revenue & Opportunity Diagnostic**

Group Coaching

"Next-Level" Coaching Program

- Two live workshops and nine months of bi-weekly 1-on-1 coaching
- 30+ Proven "Must-Do" Tactics Supported by Immersive Coaching
- Peer Learning and Networking Opportunities



NEXT
LEVEL
Efficient Practice
Targeted Marketing
Recognized Brand
High Profit Business Model
Referable Client Experience

Multi-Media Coaching

Brand Development

- Online video series
- Online tools, checklists, branding resources to help implement essential branding tactics
- One-on-one coaching to help advisors put into action the presented branding best practices

Associate Advisor Coaching Program (for Advisors hiring and training Associate Advisors)

- Strategy, structure and roles
- Sourcing and hiring
- Model incentive plans and compensation data
- Associate Advisor training and coaching program
- Turnkey marketing, referral and book-building tools

Significant Yields from Next Level Coaching Program

LADENBURG THALMANN
ESTABLISHED 1876

Financial Advisors Demonstrate Improvement Post Next Level Coaching Program

AUM

24 Months of Assets Gathered Before and After Next Level



$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$0
Class 1 '08
Class 2 '09
Class 3 '10
Class 4 '11
Class 5 '11
Class 6 '12
Class 7 '12
Class 8 '13
Class 9 '13
Class 10 '14
Class 11 '14
Class 12 '15
Class 13 '15
Class 14 '16
24 months Pre-NL
24 months Post-NL

Average AUM Increase **100%**

AUM

24 Months of Assets Gathered by Control Group Versus Next Level Advisors



$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$0
Class 1 '08
Class 2 '09
Class 3 '10
Class 4 '11
Class 5 '11
Class 6 '12
Class 7 '12
Class 8 '13
Class 9 '13
Class 10 '14
Class 11 '14
Class 12 '15
Class 13 '15
Class 14 '16
Control Group
Next Level Partipant

Average AUM Increase **87%**

GDC

Trailing 12 Months of GDC Before and After Next Level



$600,000
$400,000
$200,000
$0
Class 1 '08
Class 2 '09
Class 3 '10
Class 4 '11
Class 5 '11
Class 6 '12
Class 7 '12
Class 8 '13
Class 9 '13
Class 10 '14
Class 11 '14
Class 12 '15
Class 13 '15
Class 14 '16
Avg. Trailing 12 Month GDC Prior to Program Start
Avg. Trailing 12 Month GDC after Program Completion

Average GDC Increase **32%**

Industry Leading Technology Platform



Attractive & Growing Industry
Leading IAB Player with Significant Scale
High-Powered Client Asset Gathering Platform
Well-Positioned to Capitalize on Industry Disruption
Strong Track Record of Recruiting & Acquisitions
Diverse Revenue Streams with Synergistic Growth
Rising Cash Sweep Revenue
Executable Cost Savings Opportunity
Best of Breed Practice Management
Cutting-Edge Technology Platform
LADENBURG THALMANN

Cutting-Edge Technology Solutions Attractive to Advisors

LADENBURG THALMANN
ESTABLISHED 1876

- **Ladenburg Leverages Securities America's Innovative Technology Solutions for its Financial Advisors**
  - Invests approximately $15 million annually in information technology[1]
  - Technology group comprised of 95 professionals
- **Unified Technology Platform Enhances Productivity and Strengthens Supervision**
  - All five IABs expected to be on new, unified technology platform by Q4-2018 (currently 4 out of 5 on platform)
  - Standardized for risk mitigation and increased collaboration among IABs

Proprietary Technology Solutions

- **User-Friendly Advisor Website**
  - Provides practice management content focused on supporting growth of advisor's business
  - Capitalize on Internet economies pushing down network costs while enabling rapid system enhancements
  - Committed to open architecture to leverage new technology expediently to support scalability and security


LIR

- **Enterprise Platform Workstation**
  - Fully-integrated online workstation for day-to-day business activity (manage accounts, place trades, create proposals, etc.)
    - **Paperless System via The Vault** – cost-effective, regulatory compliant image storage
    - **Mobile Access** – full flexibility to conduct business from iPad, Android tablet or other mobile devices
    - **Customization** – rich dashboard with over 30 widgets fully customizable to advisor's preferences



(1) Average information technology spending for years ended December 31, 2013 through 2017.

Technology with Diligent Focus on Compliance and Security

LADENBURG THALMANN ESTABLISHED 1876

- **Implementing Consistent Technology Practices Across the Enterprise**
  - Cyber security and risk policies standardized throughout all entities

Stronger Risk Mitigation Through Standardization and Consolidation

Standardization	Initialization - New Account Opening Process Follow-on Activity – Subsequent Transactions Inflow / Outflow Activity (Journaling Process, ACH, Check Disbursement)	• Implement highest standards of information gathering – Results in certain IABs expanding data collected • Enhance pre and post-trade surveillance, electronic blotters and client report review
Consolidation	Compliance and Supervision Systems	• Real-time reviews ensuring platform-wide compliance of standardized policies
	Cyber Security Vendors	• Platform-wide security active monitoring (i.e. penetration testing, email phishing, etc.)
	Data Center Sites Network, Hardware and Software Agreements	• Approximately 25% estimated savings on data center costs via reduced resources • Improved availability and support systems • Enhanced negotiating power leveraging enterprise scale

Conclusion

Positioned for Transformational Growth Opportunity

LADENBURG THALMANN
ESTABLISHED 1876

- **Ladenburg Is Entering its Next Stage of Evolutionary Growth**
  - Enterprise-wide focus on leveraging significant scale and executing newly-deployed synergistic initiatives
  - FDIC cash sweep revenue is currently growing significantly and is projected to continue over the foreseeable future
  - Key initiatives are in early stages and are expected to meaningfully increase pre-tax earnings in the middle- to long-term

Ladenburg's Diversified Model Positioned for Significant Opportunity to Drive Shareholder Value (1)



Opportunity for Potential Significant Short and Long-Term Upside
$81.4M
FY2018 FDIC Cash Sweep Revenue projected at $50M+ (vs. $37M in LTM 6/30/18)
Track record of annual advisor growth since 2011; Capitalize on industry-driven consolidation opportunities
Newly established Insurance Platform producing positive early results, expected to generate meaningful long-term returns
LTCO, LTAM and Premier Trust continue growth leveraging IAB network
Enhanced focus on implementing Shared Services Initiative; Cost savings expected in 2018
LTM 6/30/18 EBITDA, As Adjusted (2)
Cash Sweep Revenue
Recruiting Successes
Synergistic Growth Strategy
Margin Improvement
Potential EBITDA, As Adjusted (1)

(1) Representation of potential EBITDA, as adjusted, for illustrative purposes only. Potential EBITDA, as adjusted, and various components not drawn to scale.
(2) Please see the description of EBITDA, as adjusted, on page 2 and the Appendix of this presentation for a reconciliation of net income (loss) attributable to the Company to EBITDA, as adjusted.

Key Investment Highlights


Attractive & Growing Industry
Leading IAB Player with Significant Scale
High-Powered Client Asset Gathering Platform
Well-Positioned to Capitalize on Industry Disruption
Strong Track Record of Recruiting & Acquisitions
Diverse Revenue Streams with Synergistic Growth
Rising Cash Sweep Revenue
Executable Cost Savings Opportunity
Best of Breed Practice Management
Cutting-Edge Technology Platform
LADENBURG THALMANN

Appendix

Impact of New Accounting Standards

LADENBURG THALMANN ESTABLISHED 1876

- **Critical Accounting Policies: Revenue from Contracts with Customers** [1]
  - On January 1, 2018, we adopted Accounting Standards Update 2014-09 and all related amendments ("ASC 606") issued by the Financial Accounting Standards Board
    - Amounts in prior year periods have not been restated
  - During the three and six months ended June 30, 2018, the Company's revenue and net income were impacted by the adoption of ASC 606 due to the following:
    1) Advisory fees recognized on a net basis (after deducting the advisor's compensation) on clients' assets held at a Hybrid RIA, which has primary client fiduciary duty under the Investment Advisors Act; previously these advisory fees were recognized on a gross basis
    2) Insurance commission revenue recognized on a gross basis regardless of payment of method by the carrier
    3) Timing of revenue recognized for commissions on future renewals of insurance policies sold is accelerated, as these future commissions represent variable consideration and are required to be estimated
    4) Certain costs to obtain a contract with a customer are now capitalized and have historically been recorded as a period expense
    5) Forgivable loans to independent financial advisors are now amortized over the expected useful lives of their relationship period with the Company's subsidiaries; previously these loans were amortized based on their legal terms

Consolidated Statement of Operations *($ in thousands, except per share data)*	Six Months Ended June 30, 2018 As Reported	Without Adoption of ASC 606	Impact
Revenues:			
Commissions	$ 343,667	$ 303,614	$ 40,053
Advisory fees	237,021	337,815	(100,794)
Investment banking	28,219	25,625	2,594
Principal transactions	400	483	(83)
Interest and dividends	1,867	1,860	7
Service fees	52,487	52,487	-
Other income	23,479	23,573	(94)
Total revenues	687,140	745,457	(58,317)
Expenses:			
Commissions and fees	485,716	547,736	(62,020)
Compensation and benefits	95,822	96,387	(565)
Non-cash compensation	3,062	3,062	-
Brokerage, communication and clearance fees	8,260	7,889	371
Rent and occupancy, net of sublease revenue	4,880	4,880	-
Professional serviecs	10,329	9,296	1,033
Interest	4,020	4,007	13
Depreciation and amortization	11,571	14,198	(2,627)
Acquisition-related expenses	913	913	-
Amortization of retention and forgivable loans	183	6,600	(6,417)
Amortization of contract acquisition costs	4,571	-	4,571
Other	36,182	36,316	(134)
Total expenses	665,509	731,284	(65,775)
Income before item shown below	21,631	14,173	7,458
Change in fair value of contingent consideration	(111)	(111)	-
Income before income taxes	21,520	14,062	7,458
Income tax expense	6,746	4,960	1,786
Net income	14,774	9,102	5,672
Net income attributable to noncontrolling interest	9	9	-
Net income attributable to the Company	$ 14,765	$ 9,093	$ 5,672
Dividends declared on preferred stock	(17,016)	(17,016)	-
Net loss available to common shareholders	$ (2,251)	$ (7,923)	$ 5,672
Net loss per common share available to common shareholders (basic)	$ (0.01)	$ (0.04)	$ 0.03
Net loss per common share available to common shareholders (diluted)	$ (0.01)	$ (0.04)	$ 0.03
Weighted average common shares used in computation of per share data:			
Basic	196,230,136	196,230,136	-
Diluted	196,230,136	196,230,136	-

(1) For additional information and disclosure please see "Note 2. Revenue from Contracts with Customers" in the Company's Form 10-Q for the six months ended June 30, 2018.

Company Reconciliation of Net Income (Loss) to EBITDA, As Adjusted

LADENBURG THALMANN ESTABLISHED 1876

- EBITDA, as adjusted, is a non-GAAP measure. Please see a description of EBITDA, as adjusted, on page 2 of this presentation for additional information
- Set forth below is a reconciliation from Ladenburg's net income (loss) to EBITDA, as adjusted, for the periods presented

Ladenburg Thalmann Financial Services Inc. Reconciliation ($ in millions)	Last Twelve Months Ended June 30, 2018	Last Twelve Months Ended June 30, 2011	Fiscal Year Ended December 31, 2017	2016	2015	2014	2013	2012	2011
Net Income (Loss) Attributable to the Company	$ 24.8	$ (3.7)	$ 7.7	$ (22.3)	$ (11.2)	$ 33.4	$ (0.5)	$ (16.4)	$ 3.9
Interest Income	(1.2)	(0.0)	(0.5)	(0.7)	(0.3)	(0.2)	(0.2)	(0.2)	(0.1)
Change in Fair Value of Contingent Consideration	0.2	-	(0.0)	0.2	(0.1)	(0.0)	0.1	(7.1)	-
Loss on Extinguishment of Debt	-	-	-	-	0.3	0.5	4.5	-	-
Interest Expense	5.7	3.0	2.7	4.3	5.2	7.0	15.4	24.5	6.5
Income Tax Expense (Benefit)	1.2	1.1	(6.5)	10.0	(0.5)	(23.3)	2.9	1.5	(16.2)
Depreciation And Amortization	25.7	3.7	28.8	28.3	27.1	18.4	15.3	16.1	5.6
Non-Cash Compensation Expense	5.8	4.2	5.5	5.3	8.8	10.5	6.8	4.7	4.0
Amortization Of Retention And Forgivable Loans	4.3	-	7.4	5.5	9.2	11.0	11.5	11.7	1.6
Amortization of Contract Acquisition Costs	4.6	-	-	-	-	-	-	-	-
Financial Advisor Recruiting Expense	4.5	-	5.7	1.9	2.4	1.5	1.2	1.0	-
Acquisition Related Expenses	4.1	(0.2)	3.5	1.4	0.9	2.3	-	-	3.0
Other	1.7 (1)	-	1.7 (2)	1.9 (3)	2.2 (4)	-	-	-	-
EBITDA, As Adjusted	$ 81.4	$ 8.1	$ 56.0	$ 35.8	$ 44.0	$ 61.2	$ 57.2	$ 35.8	$ 8.4

(1) Includes severance of $0.5 million, compensation expense that may be paid in stock of $0.5 million and excise and franchise tax expense of $0.6 million for the last twelve months ended June 30, 2018.
(2) Includes severance of $0.5 million, compensation expense that may be paid in stock of $0.6 million and excise and franchise tax expense of $0.6 million for the fiscal year ended December 31, 2017.
(3) Includes severance of $0.8 million, excise and franchise tax expense of $0.5 million and compensation expense that may be paid in stock of $0.6 million for the fiscal year ended December 31, 2016.
(4) Includes loss on write-off of receivable from subtenant of $0.9 million, compensation expense that may be paid in stock of $0.5 million, rent expense due to default by subtenant of $0.5 million and excise and franchise tax expense of $0.3 million for the fiscal year ended December 31, 2015.

IAB Segment Reconciliation of Net Income (Loss) to EBITDA, As Adjusted

LADENBURG THALMANN
ESTABLISHED 1876

- EBITDA, as adjusted, is a non-GAAP measure. Please see a description of EBITDA, as adjusted, on page 2 of this presentation for additional information
- Set forth below is a reconciliation from Ladenburg's IAB segment net income (loss) to EBITDA, as adjusted, for the periods presented

IAB Segment Reconciliation ($ in millions)	Last Twelve Months Ended June 30, 2018	Last Twelve Months Ended June 30, 2011	Fiscal Year Ended December 31, 2017	2016	2015	2014	2013	2012	2011
Net Income (Loss) Attributable to the IAB Segment	$ 19.5	$ 1.6	$ 1.3	$ 1.0	$ (1.9)	$ 2.3	$ (6.9)	$ (11.0)	$ (0.5)
Interest Income	(0.6)	0.0	(0.4)	(0.6)	(0.2)	(0.2)	(0.2)	(0.2)	(0.1)
Change in Fair Value of Contingent Consideration	0.0	-	(0.2)	0.0	(0.1)	(0.0)	0.1	(7.1)	-
Loss on Extinguishment of Debt	-	-	-	-	0.2	0.5	4.3	-	-
Interest Expense	1.2	0.0	1.2	2.8	3.5	5.5	12.5	19.8	3.2
Income Tax Expense (Benefit)	18.8	2.1	18.6	14.1	9.7	8.3	11.8	5.0	2.3
Depreciation And Amortization	21.5	2.4	21.5	20.4	19.4	15.0	14.5	15.2	4.6
Non-Cash Compensation Expense	1.1	0.9	1.0	1.0	3.8	6.8	3.7	1.6	1.1
Amortization Of Retention And Forgivable Loans	4.3	-	7.4	5.5	9.2	11.0	11.5	11.7	1.6
Amortization of Contract Acquisition Costs	4.6	-	-	-	-	-	-	-	-
Financial Advisor Recruiting Expense	4.5	-	5.4	1.9	2.1	1.5	1.2	1.0	-
Acquisition Related Expenses	4.1	(0.2)	3.5	1.4	0.4	-	-	-	-
Other	0.6 (1)	-	0.6 (2)	0.5 (3)	0.2 (4)	-	-	-	-
EBITDA, As Adjusted	$ 79.5	$ 6.9	$ 59.8	$ 48.0	$ 46.5	$ 50.6	$ 52.5	$ 35.9	$ 12.2

(1) Includes excise and franchise tax expense of $0.6 million for the last twelve months ended June 30, 2018.
(2) Includes excise and franchise tax expense of $0.6 million for the fiscal year ended December 31, 2017.
(3) Includes excise and franchise tax expense of $0.4 million for the fiscal year ended December 31, 2016.
(4) Includes excise and franchise tax expense of $0.2 million for the fiscal year ended December 31, 2015.